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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 31, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

                MICHIGAN                         0-452           38-1093240
      (State or other jurisdiction            (Commission       (IRS Employer
            of incorporation)                File Number)    Identification No.)

        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                       49286
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN
     OFFICERS.

APPOINTMENT OF NEW CHIEF EXECUTIVE OFFICER AND DIRECTOR

     On July 31, 2007, our Board of Directors appointed Edwin "Ed" L. Buker as President, Chief Executive Officer, and a director effective August 13, 2007. We expect that he will also succeed David M. Risley as Chairman before our next annual meeting of shareholders.

     Since March 2002, Mr. Buker, 54, has served as President and Chief Executive Officer of Citation Corporation, a leading supplier of metal components based in Birmingham, Alabama. Prior to joining Citation, Mr. Buker served as Vice President and General Manager of the Chassis Systems Division at Visteon Automotive; as President, Electrical Systems--The Americas, for United Technologies Automotive; and as Vice President of New Model Development for BMW Manufacturing Corporation in Munich, Germany. He also held leadership positions at BMW's Spartanburg, South Carolina, facility and at Honda's East Liberty, Ohio, manufacturing plant. Among other accomplishments, Mr. Buker was co-leader of the design, building and operations management of Honda's East Liberty facility and of BMW's Spartanburg plant. Mr. Buker holds a bachelor's degree in mechanical engineering from Tri-State University in Angola, Indiana, and an MBA from Ohio University in Athens, Ohio.

INTERIM PRESIDENT AND CHIEF OPERATING OFFICER

     In connection with Mr. Buker's appointment, James J. Bonsall will cease to be our interim President and Chief Operating Officer effective August 13, 2007. Mr. Bonsall will provide transition services to Mr. Buker before returning to his ongoing role as a Managing Director of AlixPartners LLP.

EMPLOYMENT AGREEMENT WITH MR. BUKER

     On August 31, 2007, we entered into an employment agreement with Mr. Buker providing for his employment in the capacities described above for a three-year period. The following is a summary of the agreement's principal terms. Please see the copy filed as an exhibit to this report for more detailed information, including important definitions.

     Compensation. Mr. Buker's compensation under the agreement will be as follows:

     - $750,000 annual salary, which may be increased but not decreased during the agreement's term;

     - annual cash bonus targeted at 100% of salary, but that may vary between zero and 200% of salary (and must be at least $375,000 in each of 2007 and 2008), based on achievement of performance objectives to be established by the Board or a committee, payable under an executive performance bonus plan to be developed by the Board and submitted for shareholder approval at the next annual meeting;

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     -    participation in benefit plans and programs on the same terms as similarly situated executives;

     -    $5,000,000 of term life insurance;

     -    reimbursement for relocation expenses if approved in advance;

     - reimbursement for up to $20,000 in attorney fees incurred in connection with the employment agreement;

     - reimbursement for up to $500,000 of payments he will be ineligible to receive from his former employer as a result of accepting employment with us, subject to presentation of appropriate documentation; and

     - the following grants under our new Long-Term Incentive Equity Award Plan discussed below:

          - annual grants, valued at the time of grant, equal to the sum of his then current salary and target cash bonus;

          - an initial grant of options to purchase Class A shares having a Black-Scholes present value as of August 13, 2007 of $1,500,000; and

          - an initial grant of restricted Class A shares with a market value of $1,500,000 based on the closing price of Class A shares on August 13, 2007.

     The options included in Mr. Buker's initial grant will have an exercise price equal to the closing price of our Class A shares on the Nasdaq Stock Market on August 13, 2007, will have a term of seven years, and will vest over a three-year period, with one-third vesting at the end of each year of employment. The restricted Class A shares will vest if Mr. Buker's employment continues for three years. We will make both the initial grants and annual grants under the plan described below, subject to shareholder approval of the plan at the next annual meeting of shareholders. If our shareholders do not approve the plan, we will be required to replace these grants with grants of stock appreciation rights or contingent cash-based performance awards of equivalent value and with terms substantially identical to the terms of the grants being replaced to the extent possible.

     Termination Payments. Mr. Buker may terminate his employment with good reason, good reason on change of control, or voluntarily. We may terminate his employment due to his disability, for cause, or without cause. The payments and other benefits to which Mr. Buker would be entitled if his employment terminates under various scenarios is described below.

     If Mr. Buker voluntarily terminates his employment without good reason or without good reason on change of control, then he will be entitled to receive:

     - a cash payment equal to the total of his unpaid salary and unused vacation days;

     -    settlement of any then vested restricted share awards; and

     -    the ability to exercise any then vested options.

In this event, all unvested options and restricted share awards will be canceled.

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     If Mr. Buker terminates his employment for good reason, then:

     -    He will be entitled to receive a cash payment equal to the total of --

          -    his unpaid salary,

          -    his unused vacation days,

          - his target bonus on a pro rata basis through the termination date,

          -    one and one-half times his salary then in effect, and

          -    one times his annual target bonus.

     - If his good reason termination occurs within the first twelve months of employment, 50% of his initial and any annual stock option and restricted share grants will become immediately vested, and he will have 180 days from his termination date to exercise the vested options. If his good reason termination occurs after the first twelve months of employment, 100% of his initial and annual stock option and restricted share grants will become immediately vested, and he will have 180 days from his termination date to exercise the vested options.

     - He will be entitled to continuation of company-paid health insurance for one year to the extent the company is then providing health insurance.

     If we terminate Mr. Buker's employment for cause, then he will be entitled to receive a cash payment equal to the total of his unpaid salary and unused vacation days. All options and restricted shares, whether or not vested, will be forfeited and immediately canceled.

     If we terminate Mr. Buker's employment without cause, then he will be entitled to receive:

     -    a cash payment equal to the total of--

          -    his unpaid salary,

          -    his unused vacation days,

          - his target bonus on a pro rata basis through the termination date,

          -    one and one-half times his salary then in effect; and

          -    one times his annual target bonus;

     - the ability to exercise any then vested options for up to 180 days after his termination date; and

     - continuation of company-paid health insurance for one year to the extent the company is then providing health insurance.

     If a change of control occurs, 50% (if the change of control occurs during the first twelve months of employment) or 100% (if it occurs later) of Mr. Buker's options and restricted shares will become immediately vested. In addition, Mr. Buker is terminated without cause on a change of control or he terminates his employment for good reason on a change of control, then he will be entitled to receive the same compensation as if he had terminated his employment for good reason, except that his cash payment will include two (rather than one and one-half)

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times his salary then in effect and two (rather than one) times his annual target bonus.

     If we terminate Mr. Buker due to his disability, then he will be entitled to receive:

     -    a cash payment equal to the total of --

          -    his unpaid salary,

          -    his unused vacation days, and

          - his target bonus on a pro rata basis through the termination date;

     -    settlement of any then vested restricted share awards;

     - the immediate vesting of the next tranche of options that would have vested after the termination date; and

     -    the ability to exercise any then vested options.

In this event, all of his unvested options and restricted shares will be canceled.

     Noncompetition Agreement. Mr. Buker agrees that he will not engage in competitive activities while employed and, in the event his employment is terminated voluntarily by him or without cause by us, for a period after his employment terminates equal to the longer of twelve months or the period during which he receives salary and benefits under the agreement.

ADOPTION OF LONG-TERM INCENTIVE EQUITY AWARD PLAN

     On August 1, 2007, our Board of Directors adopted the Tecumseh Products Company Long-Term Incentive Equity Award Plan, subject to shareholder approval at our next annual meeting. The following is a summary of the plan's principal terms. Please see the copy filed as an exhibit to this report for more detailed information, including important definitions.

     General Information.

     The plan permits us to grant performance awards payable in our Class A shares, Class A stock options, and restricted Class A shares. The principal purposes of the plan are to provide a vehicle for granting the options and restricted shares to be granted to Mr. Buker under his employment agreement and, in the future, to provide incentives for other key employees.

     Under the plan, the aggregate number of Class A shares we can issue through awards of any form is 1,850,000. The plan limits the number of shares that may be subject to awards granted to any one individual during any fiscal year to 300,000 shares.

     The Class A shares available for issuance under the plan will be authorized and unissued shares. The following categories of shares would become available for future issuance under the plan:

     - shares subject to performance awards that terminate without payment being made or that are forfeited by participants;

     -    shares subject to expired or canceled options;

     - shares issued as restricted shares or other awards that are forfeited by the participant or repurchased by the Company; and

     - shares delivered by the participant or withheld by the Company upon exercise or purchase in payment of the exercise or purchase price or any related tax withholding obligation.

     If our Class A shares are changed into or exchanged for a different number or kind of shares of capital stock or other securities of Tecumseh Products Company by reason of merger, reorganization, recapitalization, share split, share dividend, or otherwise, the number and kind of shares covered by the plan, the maximum number of shares that could be granted during any fiscal year, the number and kind of shares covered by, and the exercise or purchase price of, each outstanding option and other award, and other limitations on shares applicable under the plan, would be adjusted proportionately.

     Administration

     The plan will be administered by our Governance, Compensation, and Nominating Committee. Among other things, the committee is authorized to determine:

     -    the individuals who will receive awards;

     -    when they will receive awards;

     - the type of each award (i.e., performance awards, stock options, or restricted shares);

     -    the number of shares to be subject to each award;

     -    the exercise price of options;

     -    payment terms and payment methods;

     -    vesting requirements;

     -    performance criteria for performance awards; and

     -    the expiration date applicable to each award.

     The Committee also is authorized to adopt, amend, and rescind rules relating to the administration of the plan.

     Eligibility

     The plan allows granting awards to those employees of Tecumseh Products Company or any of its subsidiaries designated as eligible for awards by the committee.

     Awards Under the Plan

     The plan provides for three types of awards: performance awards, stock options, and restricted shares. Each grant will be set forth in an agreement with the employee, which will state the type, terms, and conditions of the award.

     Performance Awards

     The plan authorizes the committee to grant performance awards, the potential pay-outs on which are linked to achievement over a performance period established by the committee (which might consist of one or more fiscal years) of performance criteria established by the committee. All performance awards under the plan would be structured as outright grants of Class A shares, subject to achievement of specified performance criteria.

     The performance criteria upon which performance awards can be based consist of any one or more of the following performance criteria with respect to Tecumseh Products Company or any of its subsidiaries, divisions, or operating unit, as the committee may determine:

     -    net income;

     -    pre-tax income;

     -    operating income or margin;

     -    cash flow;

     -    earnings per share;

     -    return on equity;

     -    return on invested capital or assets;

     -    cost reductions or savings;

     -    sales or revenue growth;

     - appreciation in the fair market value of our common shares (or total shareholder return); or

     - earnings before any one or more of interest, taxes, depreciation, or amortization.

     Options.

     Under the plan, the committee can grant options of the type that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, which are sometimes referred to as "NSOs" or "non-qualified options." Options granted under the plan will provide for the right to purchase Class A shares at a specified price, which cannot be less than 100% of the fair market value of the Class A shares on the date of grant. For purposes of the plan, "fair market value" means the closing price of the Class A shares on Nasdaq as of a given date.

     The times when options become exercisable and their expiration dates (which cannot be more than ten years after the grant date) will be determined by the committee and set forth in individual option agreements.

     The exercise price for all stock options will be paid in full in cash at the time of exercise or, if permitted by the committee in its discretion:

     - by delivery of Class A shares owned by the employee for at least six months, or the surrender of Class A shares then issuable upon exercise of the option, in each case having a fair market value on the date of exercise equal to the aggregate exercise price of the exercised option;

     - by an irrevocable instruction to a broker to exercise the option and deliver sale proceeds to us to pay for all of the Class A shares acquired by exercising the stock options and any tax withholding obligations resulting from the exercise; or

     -    by any combination of the foregoing.

     Restricted Shares

     Under the plan, we can grant restricted Class A shares, subject to conditions and restrictions determined by the committee. The restricted shares will be subject to forfeiture if the specified conditions or restrictions are not met. Holders of restricted Class A shares will have voting rights (to the very limited extent any Class A shares have voting rights) and will receive any dividends before the restrictions lapse. The vesting schedules for restricted shares will be determined by the committee and set forth in individual award agreements.

     Terms of Awards

     The dates on which stock options under the plan first become exercisable and on which they expire will be specified in individual option agreements setting forth the terms of the stock options.

     Option agreements will provide that stock options expire upon termination of the participant's employment except as otherwise provided in a written employment contract. Similarly, restricted shares granted under the plan that have not vested will be forfeited in the event of the grantee's termination of employment unless otherwise provided in an employment contract.

     Performance awards under the plan generally will terminate if the employee's employment terminates unless otherwise provided in an employment contract. In its discretion, however, the committee can permit payment of a performance award after termination without good cause, or following a change in control of the company, or because of the employee's retirement, death, or permanent disability.

     In consideration of the granting of an award, the participant will be required to agree to remain in the employ of Tecumseh Products Company or a subsidiary for at least one year. Awards under the plan cannot be assigned or transferred, except by will or the laws of intestate succession, or, with the consent of the committee, pursuant to a domestic relations order.

     Amendment, Suspension, or Termination

     The committee can amend, suspend, or terminate the plan at any time, but we would have to obtain shareholder approval to increase the number of shares subject to the plan or the maximum number of shares that may be awarded to any individual during any fiscal year, except for any increase or other change due to share dividends, split-ups, consolidations, recapitalizations, reorganizations, or like events. Amendments of the plan will not affect a participant's rights under an

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award previously granted unless the participant consents or the award itself otherwise expressly so provides.

     We cannot grant awards under the tenth anniversary of the effective date of the plan.

     Internal Revenue Code Section 162(m)

     Under Internal Revenue Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, option exercises, and nonqualified benefits) for certain executive officers exceeds $1 million in any one taxable year. However, under Internal Revenue Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee that conforms to certain restrictive conditions stated in the Internal Revenue Code and related regulations. The plan has been structured with the intent that options and performance awards granted under the plan may meet the requirements for performance-based compensation under Section 162(m).

RESIGNATION OF DIRECTOR

     On July 31, 2007, Albert A. Koch resigned from our Board of Directors.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On August 1, 2007, we issued a press release announcing Mr. Buker's appointment as Chief Executive Officer. We are furnishing a copy as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.   Description
-----------   -----------
10.1*         Employment Agreement dated as of August 1, 2007 with
              Edwin L. Buker

10.2*         Tecumseh Products Company Long-Term Incentive Equity Award Plan

99.1          Press release issued August 1, 2007

*    Management contract or compensatory plan, contract, or arrangement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: August 6, 2007                    By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

NOTE: The information in Item 7.01 of this report and the related exhibit (Exhibit 99.1) is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1*         Employment Agreement dated as of August 1, 2007 with
              Edwin L. Buker

10.2*         Tecumseh Products Company Long-Term Incentive Equity Award Plan

99.1          Press release issued August 1, 2007

*    Management contract or compensatory plan, contract, or arrangement